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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 26, 2016
(Date of earliest event reported)

Rice Energy Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36273 (Commission File Number)	46-3785773 (I.R.S. Employer Identification Number)

2200 Rice Drive
Canonsburg, Pennsylvania 15317
(Address of principal executive offices and zip code)

(724) 271-7200
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

        Rice Energy Inc. (the "Company") is filing this Current Report on Form 8-K to provide certain financial information with respect to Vantage Energy, LLC and Vantage Energy II, LLC (the "Vantage Entities") and the pending acquisition (the "Acquisition") of the Vantage Entities pursuant to that certain Purchase and Sale Agreement, dated September 26, 2016, among the Company, Rice Energy Appalachia LLC, Vantage Energy Investment LLC, Vantage Energy Investment II LLC and the Vantage Entities (the "Agreement").

        Included in this filing as Exhibit 99.1 are the audited consolidated financial statements of Vantage Energy, LLC for the periods described in Item 9.01(a) below, the notes related thereto and the Report of Independent Registered Public Accounting Firm, and included in this filing as Exhibit 99.2 are the unaudited condensed consolidated financial statements of Vantage Energy, LLC for the periods described in Item 9.01(a) below and the notes related thereto. Included in this filing as Exhibit 99.3 are the audited consolidated financial statements of Vantage Energy II, LLC for the periods described in Item 9.01(a) below, the notes related thereto and the Report of Independent Registered Public Accounting Firm, and included in this filing as Exhibit 99.4 are the unaudited condensed consolidated financial statements of Vantage Energy II Group for the periods described in Item 9.01(a) below and the notes related thereto.

        Included in this filing as Exhibit 99.5 is the unaudited pro forma condensed combined financial information described in Item 9.01(b) below.

        Also included in this filing as Exhibits 99.6 through Exhibit 99.11 are the reports of independent petroleum engineers, Netherland, Sewell & Associates, Inc. and Wright & Company, Inc.

Item 9.01    Financial Statement and Exhibits.

(a)
Financial Statements

•
Audited consolidated financial statements of Vantage Energy, LLC and its subsidiaries as of December 31, 2015 and 2014 and for each of the years in the three-year period ended December 31, 2015, and the related notes to the consolidated financial statements, attached as Exhibit 99.1 hereto.

•
Unaudited condensed consolidated financial statements of Vantage Energy, LLC and its subsidiaries comprised of the condensed consolidated balance sheets as of December 31, 2015 and June 30, 2016, the related condensed consolidated statements of operations and cash flows for the six months ended June 30, 2016 and 2015, the related condensed consolidated statements of changes in members' equity for the six months ended June 30, 2016 and for the year ended December 31, 2015 and the related notes to the unaudited condensed consolidated financial statements, attached as Exhibit 99.2 hereto.

•
Audited consolidated financial statements of Vantage Energy II, LLC and its subsidiaries as of December 31, 2015 and 2014 and for each of the years in the three-year period ended December 31, 2015, and the related notes to the consolidated financial statements, attached as Exhibit 99.3 hereto.

•
Unaudited condensed combined financial statements of Vantage Energy II Group and its subsidiaries comprised of the condensed combined balance sheets as of December 31, 2015 and June 30, 2016, the related condensed combined statements of operations and cash flows for the six months ended June 30, 2016 and 2015, the related condensed combined statements of changes in members' equity for the six months ended June 30, 2016 and for the year ended December 31, 2015 and the related notes to the unaudited condensed combined financial statements, attached as Exhibit 99.4 hereto.

(b)
Pro Forma Financial Information

        The following unaudited pro forma condensed combined financial information of the Company, giving effect to the Acquisition and the related financing transactions, which include anticipated offerings of securities and the application of the net proceeds from such offerings, is included in Exhibit 99.5 hereto:

  •
  Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2016.

  •
  Unaudited Pro Forma Condensed Combined Statements of Operations for the six months ended June 30, 2016 and the year ended December 31, 2015.

  •
  Notes to the Unaudited Pro Forma Condensed Combined Financial Statements.

(d)
Exhibits.

Exhibit No.	Description
23.1	Consent of KPMG LLP
23.2	Consent of KPMG LLP
23.3	Consent of Netherland, Sewell & Associates, Inc.
23.4	Consent of Wright & Company, Inc.
99.1	Historical audited consolidated financial statements of Vantage Energy, LLC
99.2	Historical unaudited condensed consolidated financial statements of Vantage Energy, LLC
99.3	Historical audited consolidated financial statements of Vantage Energy II, LLC
99.4	Historical unaudited condensed consolidated financial statements of Vantage Energy II Group
99.5	Unaudited pro forma condensed combined financial information
99.6	Netherland, Sewell & Associates, Inc. Summary of Reserves at December 31, 2015 (Vantage Energy, LLC)
99.7	Netherland, Sewell & Associates, Inc. Summary of Reserves at December 31, 2014 (Vantage Energy, LLC)
99.8	Wright & Company, Inc. Summary of Reserves at December 31, 2015 (Vantage Energy, LLC)
99.9	Wright & Company, Inc. Summary of Reserves at December 31, 2015 (Vantage Energy II, LLC)
99.10	Wright & Company, Inc. Summary of Reserves at December 31, 2014 (Vantage Energy, LLC)
99.11	Wright & Company, Inc. Summary of Reserves at December 31, 2014 (Vantage Energy II, LLC)

 SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 26, 2016	RICE ENERGY INC.
/s/ DANIEL J. RICE IV Daniel J. Rice IV Director and Chief Executive Officer

 EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of KPMG LLP
23.2	Consent of KPMG LLP
23.3	Consent of Netherland, Sewell & Associates, Inc.
23.4	Consent of Wright & Company, Inc.
99.1	Historical audited consolidated financial statements of Vantage Energy, LLC
99.2	Historical unaudited condensed consolidated financial statements of Vantage Energy, LLC
99.3	Historical audited consolidated financial statements of Vantage Energy II, LLC
99.4	Historical unaudited condensed consolidated financial statements of Vantage Energy II Group
99.5	Unaudited pro forma condensed combined financial information
99.6	Netherland, Sewell & Associates, Inc. Summary of Reserves at December 31, 2015 (Vantage Energy, LLC)
99.7	Netherland, Sewell & Associates, Inc. Summary of Reserves at December 31, 2014 (Vantage Energy, LLC)
99.8	Wright & Company, Inc. Summary of Reserves at December 31, 2015 (Vantage Energy, LLC)
99.9	Wright & Company, Inc. Summary of Reserves at December 31, 2015 (Vantage Energy II, LLC)
99.10	Wright & Company, Inc. Summary of Reserves at December 31, 2014 (Vantage Energy, LLC)
99.11	Wright & Company, Inc. Summary of Reserves at December 31, 2014 (Vantage Energy II, LLC)

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  Item 8.01 Other Events.
  Item 9.01 Financial Statement and Exhibits.
SIGNATURE
EXHIBIT INDEX